Long-term debt	12 Months Ended
Dec. 31, 2012
Debt
Long-term debt

6.     Long-term debt

In May 2009, the Company entered into a capital lease for a laboratory instrument. This lease carries an implied interest rate of 8.2% and is payable in fixed monthly installments. As of December 31, 2011 and 2012, the Company had approximately $314,000 and $187,000 of remaining principal, respectively, which approximates the fair value.

In September 2009, the Company entered into a $25,000,000 secured debt facility with a syndicate of two lenders. In conjunction with entering into the debt facility, the Company issued warrants to purchase 62,500 shares of Series F-2 convertible preferred stock at an exercise price of $16.00 per share to the lenders. The warrants became exercisable in proportion to the amount of the facility borrowed. The fair value of the warrants was reflected as a discount to debt, and this discount is accreted to interest expense over the term of the debt facility.

The Company borrowed $12,500,000 under the facility in September 2009 and an additional $10,000,000 under the facility in December 2010 and issued the lenders promissory notes. The notes are secured by substantially all of the Company's assets except for intellectual property. The notes carry a fixed interest rate of 13.65% and required interest-only payments for the first five months, with principal repayment beginning in month six and continuing for 30 months. As of December 31, 2011 warrants to acquire 56,250 shares of Series F-2 were exercisable. In connection with the recapitalization of the Company's outstanding convertible preferred stock in 2012, these warrants were amended to be warrants to purchase Series Two convertible preferred stock. As of December 31, 2011 and 2012, the outstanding balance on the notes was $11,569,000 and $4,752,000, respectively. The carrying amount of the notes approximates their fair values based on the short maturity of the notes.

The debt facility has certain representations, warranties and affirmative covenants, as well as certain negative covenants restricting our activities, including limitations on dispositions, mergers or acquisitions, incurring indebtedness or liens, paying dividends or making investments and certain other business transactions. There are no financial covenants associated with the debt facility.

The debt facility contains certain events of default. The obligations under the debt facility and the other loan documents may at the lenders' option be accelerated upon the occurrence of certain events of default, and are automatically accelerated upon certain bankruptcy and insolvency related events of default. As of December 31, 2012, there were no events of default under the debt facility.

As of December 31, 2012, aggregate debt maturities are as follows:

2013	$4,499,442
2014	439,487

Total debt at maturity value	4,938,929
Less unamortized discount	(55,948)

Total carrying value of debt	$4,882,981